UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED): February 21, 2008

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification Number

1-13739	UNISOURCE ENERGY CORPORATION	86-0786732
(An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000

1-5924	TUCSON ELECTRIC POWER COMPANY	86-0062700
(An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

TEP Rate Case Proceedings.

As previously reported, Tucson Electric Power Company (TEP) filed a rate case with the Arizona Corporation Commission (ACC) in July 2007.  TEP requested that the rate case proceeding be concluded within 18 months in order for a rate increase to be effective no later than January 1, 2009.

On February 21, 2008 an ACC Administrative Law Judge (ALJ) issued an order modifying the rate case procedural schedule, providing a one week delay in the filing of ACC Staff and intervenor testimony.  The start date for the rate case hearing before the ALJ did not change.

The new procedural schedule is as follows:

Date
ACC Staff and intervenor testimony	February 29, 2008
TEP rebuttal testimony	April 1, 2008
ACC Staff and intervenor surrebuttal testimony	April 24, 2008
TEP rejoinder testimony	May 7, 2008
Rate case hearing before the ALJ	May 12, 2008

TEP believes that the revised procedural schedule provides sufficient time for new rates to be effective by January 1, 2009.  TEP cannot predict the outcome of the rate case proceedings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 21, 2008	UNISOURCE ENERGY CORPORATION —————————————————— (Registrant) / s / Kevin P. Larson
—————————————————— Senior Vice President and Principal Financial Officer

Date: February 21, 2008	TUCSON ELECTRIC POWER COMPANY —————————————————— (Registrant) / s / Kevin P. Larson
—————————————————— Senior Vice President and Principal Financial Officer